SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): January 18, 2001

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events

 On January 18, 2001, Riviera Holdings Corporation announced through a press release the date of its annual shareholders meeting along with the record date for the voting of shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99        Press Release dated January 18, 2001














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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2001                            RIVIERA HOLDINGS CORPORATION


                                                            By: /s/ Duane Krohn
                                                            Treasurer and CFO

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                              EXHIBIT INDEX

         Exhibit

         Number                                Description

          99 Press Release dated January 18, 2001, announcing the Date of the Riviera Holdings Corporation annual meeting and the record date for the voting of shares.